NORTHERN DYNASTY MINERALS LTD.

15th Floor, 1040 West Georgia St, Vancouver, BC  V6E 4H1
Telephone: 604-684-6365 / Facsimile:  604-684-8092

November 13, 2012

Liberty Star Uranium & Metals Corp.
Big Chunk Corp.
5610 E. Sutler Lane
Tucson, AZ  85712

Attention:  James Briscoe, President and Director

Dear Mr. Briscoe

RE:           Loan Settlement by Mining Claims Sale and Transfer

This letter agreement when signed by Liberty Star Uranium & Metals Corp. and Big Chunk Corp. (together herein for convenience “Liberty Star” or “you”), will constitute our agreement to settle the loan owing by Liberty Star to Northern Dynasty in the principal amount of $3,730,174 plus all accrued interest thereon (collectively the “Loan”).  As of November 13, 2012, interest in the amount of $872,543 has accrued on the principal amount of the Loan.  The Loan will be settled in consideration for the transfer by you to U5 Resources Inc. or such other subsidiary or affiliate of Northern Dynasty as Northern Dynasty may direct (“NDM Subsidiary”), of the Alaska mining claims described on Schedule A hereto (the “Settlement Claims”).  The Loan was advanced by a letter agreement dated June 29, 2010, as amended on July 15, 2010, September 8, 2011 and November 14, 2011, and upon Closing (as defined below) of this letter agreement, those agreements and all negotiations between us will terminate.  This letter agreement is binding on each of us upon timely acceptance hereof by you.  All dollar amounts herein are United States dollars.

1.	Closing of Loan Settlement by Purchase and Transfer of Settlement Claims

On the completion date of the transactions described herein (the “Closing”), which is to be November 16, 2012 or such other date prior to December 1, 2012 as determined by Northern Dynasty (the “Closing Date”), Northern Dynasty will release and discharge the Loan (including all accrued interest on the Loan to the Closing Date) and all Security for the Loan against delivery to Northern Dynasty of registerable claim transfers for all of the Settlement Claims.  The Closing will occur at 11:00 a.m. (Vancouver time) on the Closing Date at our offices unless we otherwise agree in writing.  At Closing, Liberty Star will deliver:

(a)	such registerable mining claim transfers, deeds and quitclaims (“Transfers”) as may be required by Northern Dynasty to convey good title to the Settlement Claims to NDM Subsidiary;

(b)	an opinion of its counsel stating that Liberty Star has taken all necessary corporate actions and proceedings to deliver the Transfers and transfer the Settlement Claims to NDM Subsidiary; and

(c)
copies of all filings evidencing the filing and application by Liberty Star of sufficient assessment work conducted by it during 2012 against the Settlement Claims in order to maintain the Settlement Claims in good standing until September 1, 2013, such filings to have been completed and filed to the satisfaction of Northern Dynasty acting reasonably.

Upon Closing, Northern Dynasty will deliver to Liberty Star a general release of the Loan and related security and will attend to discharge the UCC filings against Liberty Star and/or its assets.

2.	Liberty Star Representations

Northern Dynasty’s obligation to accept the Settlement Claims in satisfaction of the Loan is subject to the following representations of Liberty Star being true on the date hereof and at Closing:

(a)
Liberty Star shall have all necessary corporate power and shall have taken all necessary corporate and other actions and proceedings to execute and deliver this letter agreement as a legal binding obligation.  No third party consents shall be required to deliver title to the Settlement Claims hereunder;

(b)	no shareholder or regulatory approvals are required in order for it to enter into, and complete, the transactions contemplated under this letter agreement;

(c)	this letter agreement and the obligations assumed by Liberty Star herein do not conflict with any agreement, law, court judgement or order or governmental order to which Liberty Star is subject;

(d)
the Settlement Claims duly located, validly recorded and registered in the name of Big Chunk Corp., Big Chunk Corp. is the registered and beneficial owner of a 100% of the Settlement Claims, no third party has any financial or legal interest in the Settlement Claims whatsoever, and there are no royalty, lien, or other interests reserved in the Settlement Claims to Liberty Star or any other person;

(e)
there are no existing environmental remediation obligations relating to any of the Settlement Claims and no operations have taken place on them which were contrary to environmental or other applicable laws; and

(f)	Liberty Star has provided Northern Dynasty with a copy of all information about the Settlement Claims that is in its possession;

(g)	there are no tangible assets belonging to Liberty Star located on the Settlement Claims;

(h)
Liberty star has neither committed an act of bankruptcy, nor has been alleged to be insolvent by any creditor and is now and will be under no legal impediment from dealing with the Settlement Claims; and

(i)
no litigation or other proceeding or inquiry exists, or is pending or threatened against Liberty Star or which may affect the Settlement Claims, no party has alleged any basis to sue Liberty Star, and no party has threatened to do so.

3.	Liberty Star Covenants

Liberty Star agrees from execution hereof that:

(a)	it will not encumber the Settlement Claims in any way and will forthwith execute registerable transfer forms for the Settlement Claims;

(b)	it shall take all necessary steps to convey good title to the Settlement Claims to NDM Subsidiary on Closing and following Closing; and

(c)	it shall duly observe the terms of this letter agreement.

4.	Northern Dynasty Conditions to Closing

The conditions to which Northern Dynasty’s obligations hereunder are subject are as follows (each of which may be waived by Northern Dynasty in whole or in part):

(a)	as of acceptance hereof by Liberty Star and as of Closing, all of the representations of Liberty Star will be true and all of its covenants shall have been fulfilled;

(b)
Liberty Star shall have applied against the Settlement Claims all assessment work conducted by it during 2012 on the Settlement Claims, and Northern Dynasty shall have been provided with copies of all filings evidencing the application of such work, completed and filed to Northern Dynasty’s satisfaction acting reasonably;

(c)	Northern Dynasty shall have been provided with valid Transfers for the Settlement Claims; and

(d)
no litigation shall have been initiated or threatened by any person or governmental authority to enjoin or inhibit the transactions contemplated hereby or which may, in the opinion of Northern Dynasty acting in its sole discretion, affect the Settlement Claims.

5.	General and Miscellaneous

(a)	This letter agreement will be deemed to have been made in British Columbia and will be enforceable in the Courts of British Columbia.

(b)	This letter agreement shall enure to the benefit of and shall be binding upon the parties hereto and their successors according to law.

(c)	Northern Dynasty may assign its rights under this letter agreement in whole or in part and from time to time provided that Northern Dynasty shall remain liable for its obligations hereunder.

(d)	This letter agreement may be executed in counterpart and by electronic transmission of a recognizable manual signature.

(e)
Each party shall both before and after Closing, execute such further documents and assurances and do such further acts, as may reasonably be required by the other party to effect the terms hereof and to ensure the valid transfer of good title to the Settlement Claims and the due extinguishment of the Loan and security related thereto.

6.	Execution

If the foregoing reflects your agreement, please execute this letter agreement where indicated below and return a copy to us by 5:00 p.m. PST on November 13, 2012.

Yours truly,

Northern Dynasty Minerals Ltd.

Per:

/s/ signed
Authorized Signatory

The foregoing is agreed this 13th day of November, 2012.

Liberty Star Uranium & Metals Corp.

/s/ James Briscoe
Authorized Signatory

Big Chunk Corp.

/s/ James Briscoe
Authorized Signatory

cc Bernard Pinsky

cc Bernhard Zinkhofer

SCHEDULE A

SETTLEMENT CLAIMS

CLAIM NAME	ADL NO.	TOWN-SHIP	RANGE	SECTION	QUARTER SECTION	QUARTER-QUARTER SECTION
BC 338	642826	3S	35W	6	SW
BC 339	642827	3S	35W	6	SE
BC 351	642839	3S	35W	6	NW
BC 352	642840	3S	35W	6	NE
BC 353	642841	3S	35W	4	NW
BC 354	642842	3S	35W	3	NE
BC 355	642843	3S	35W	3	NW
BC 367	642855	2S	35W	31	SW
BC 368	642856	2S	35W	31	SE
BC 369	642857	2S	35W	32	SW
BC 370	642858	2S	35W	32	SE
BC 371	642859	2S	35W	33	SW
BC 372	642860	2S	35W	33	SE
BC 373	642861	2S	35W	34	SW
BC 374	642862	2S	35W	34	SE
BC 386	642874	2S	35W	31	NW
BC 387	642875	2S	35W	31	NE
BC 388	642876	2S	35W	32	NW
BC 389	642877	2S	35W	32	NE
BC 390	642878	2S	35W	33	NW
BC 391	642879	2S	35W	33	NE
BC 392	642880	2S	35W	34	NW
BC 393	642881	2S	35W	34	NE
BC 405	642893	2S	35W	30	SW
BC 406	642894	2S	35W	30	SE
BC 407	642895	2S	35W	29	SW
BC 408	642896	2S	35W	29	SE
BC 409	642897	2S	35W	28	SW
BC 410	642898	2S	35W	28	SE
BC 411	642899	2S	35W	27	SW
BC 412	642900	2S	35W	27	SE
BC 424	642912	2S	35W	30	NW
BC 425	642913	2S	35W	30	NE
BC 426	642914	2S	35W	29	NW
BC 427	642915	2S	35W	29	NE
BC 428	642916	2S	35W	28	NW
BC 429	642917	2S	35W	28	NE
BC 430	642918	2S	35W	27	NW
BC 431	642919	2S	35W	27	NE
BC 444	642932	2S	35W	19	SW
BC 445	642933	2S	35W	19	SE
BC 446	642934	2S	35W	20	SW
BC 447	642935	2S	35W	20	SE
BC 448	642936	2S	35W	21	SW
BC 449	642937	2S	35W	21	SE
BC 450	642938	2S	35W	22	SW
BC 451	642939	2S	35W	22	SE
BC 459	642947	2S	38W	24	NW
BC 460	642948	2S	38W	24	NE
BC 461	642949	2S	37W	19	NW
BC 462	642950	2S	37W	19	NE
BC 463	642951	2S	37W	20	NW
BC 464	642952	2S	37W	20	NE
BC 465	642953	2S	35W	19	NW
BC 466	642954	2S	35W	19	NE
BC 467	642955	2S	35W	20	NW
BC 468	642956	2S	35W	20	NE
BC 469	642957	2S	35W	21	NW
BC 470	642958	2S	35W	21	NE
BC 471	642959	2S	35W	22	NW
BC 472	642960	2S	35W	22	NE
BC 476	642964	2S	38W	15	SE
BC 477	642965	2S	38W	14	SW
BC 478	642966	2S	38W	14	SE
BC 479	642967	2S	38W	13	SW
BC 480	642968	2S	38W	13	SE
BC 481	642969	2S	37W	18	SW
BC 482	642970	2S	37W	18	SE
BC 483	642971	2S	37W	17	SW
BC 484	642972	2S	37W	17	SE
BC 485	642973	2S	37W	16	SW
BC 486	642974	2S	37W	16	SE
BC 487	642975	2S	37W	15	SW
BC 488	642976	2S	35W	18	SW
BC 489	642977	2S	35W	18	SE
BC 490	642978	2S	35W	17	SW
BC 491	642979	2S	35W	17	SE
BC 492	642980	2S	35W	16	SW
BC 493	642981	2S	35W	16	SE
BC 494	642982	2S	35W	15	SW
BC 495	642983	2S	35W	15	SE
BC 499	642987	2S	38W	15	NE
BC 500	642988	2S	38W	14	NW
BC 501	642989	2S	38W	14	NE
BC 502	642990	2S	38W	13	NW
BC 503	642991	2S	38W	13	NE
BC 504	642992	2S	37W	18	NW
BC 505	642993	2S	37W	18	NE
BC 506	642994	2S	37W	17	NW
BC 507	642995	2S	37W	17	NE
BC 508	642996	2S	37W	16	NW
BC 509	642997	2S	37W	16	NE
BC 510	642998	2S	37W	15	NW
BC 511	642999	2S	35W	18	NW
BC 512	643000	2S	35W	18	NE
BC 513	643001	2S	35W	17	NW
BC 514	643002	2S	35W	17	NE
BC 515	643003	2S	35W	16	NW
BC 516	643004	2S	35W	16	NE
BC 517	643005	2S	35W	15	NW
BC 518	643006	2S	35W	15	NE
BC 520	643008	2S	38W	10	SE
BC 521	643009	2S	38W	11	SW
BC 522	643010	2S	38W	11	SE
BC 523	643011	2S	38W	12	SW
BC 524	643012	2S	38W	12	SE
BC 525	643013	2S	37W	7	SW
BC 526	643014	2S	37W	7	SE
BC 527	643015	2S	37W	8	SW
BC 528	643016	2S	37W	8	SE
BC 529	643017	2S	37W	9	SW
BC 530	643018	2S	37W	9	SE
BC 531	643019	2S	37W	10	SW
BC 532	643020	2S	37W	10	SE
BC 533	643021	2S	37W	11	SW
BC 534	643022	2S	37W	11	SE
BC 535	643023	2S	37W	12	SW
BC 536	643024	2S	37W	12	SE
BC 537	643025	2S	36W	7	SW
BC 538	643026	2S	36W	7	SE
BC 539	643027	2S	36W	8	SW
BC 540	643028	2S	36W	8	SE
BC 541	643029	2S	36W	9	SW
BC 542	643030	2S	36W	9	SE
BC 543	643031	2S	36W	10	SW
BC 544	643032	2S	36W	10	SE
BC 545	643033	2S	36W	11	SW
BC 546	643034	2S	36W	11	SE
BC 547	643035	2S	36W	12	SW
BC 548	643036	2S	36W	12	SE
BC 549	643037	2S	35W	7	SW
BC 550	643038	2S	35W	7	SE
BC 551	643039	2S	35W	8	SW
BC 552	643040	2S	35W	8	SE
BC 553	643041	2S	35W	9	SW
BC 554	643042	2S	35W	9	SE
BC 555	643043	2S	35W	10	SW
BC 556	643044	2S	35W	10	SE
BC 558	643046	2S	38W	10	NE
BC 559	643047	2S	38W	11	NW
BC 560	643048	2S	38W	11	NE
BC 561	643049	2S	38W	12	NW
BC 562	643050	2S	38W	12	NE
BC 563	643051	2S	37W	7	NW
BC 564	643052	2S	37W	7	NE
BC 565	643053	2S	37W	8	NW
BC 566	643054	2S	37W	8	NE
BC 567	643055	2S	37W	9	NW
BC 568	643056	2S	37W	9	NE
BC 569	643057	2S	37W	10	NW
BC 570	643058	2S	37W	10	NE
BC 571	643059	2S	37W	11	NW
BC 572	643060	2S	37W	11	NE
BC 573	643061	2S	37W	12	NW
BC 574	643062	2S	37W	12	NE
BC 575	643063	2S	36W	7	NW
BC 576	643064	2S	36W	7	NE
BC 577	643065	2S	36W	8	NW
BC 578	643066	2S	36W	8	NE
BC 579	643067	2S	36W	9	NW
BC 580	643068	2S	36W	9	NE
BC 581	643069	2S	36W	10	NW
BC 582	643070	2S	36W	10	NE
BC 583	643071	2S	36W	11	NW
BC 584	643072	2S	36W	11	NE
BC 585	643073	2S	36W	12	NW
BC 586	643074	2S	36W	12	NE
BC 587	643075	2S	35W	7	NW
BC 588	643076	2S	35W	7	NE
BC 589	643077	2S	35W	8	NW
BC 590	643078	2S	35W	8	NE
BC 591	643079	2S	35W	9	NW
BC 592	643080	2S	35W	9	NE
BC 593	643081	2S	35W	10	NW
BC 594	643082	2S	35W	10	NE
BC 1171	649923	2S	37W	15	NE
BC 1172	649924	2S	37W	14	NW
BC 1173	649925	2S	37W	14	NE
BC 1174	649926	2S	37W	13	NW
BC 1175	649927	2S	37W	13	NE
BC 1176	649928	2S	37W	15	SE
BC 1177	649929	2S	37W	14	SW
BC 1178	649930	2S	37W	14	SE
BC 1179	649931	2S	37W	13	SW
BC 1180	649932	2S	37W	13	SE
BC 1187	649939	2S	37W	24	NW
BC 1188	649940	2S	37W	24	NE
BC 1196	649948	2S	37W	24	SW
BC 1197	649949	2S	37W	24	SE
BC 1001	643432	3S	35W	7	NW	NW
BC 1002	643433	3S	35W	7	NW	NE
BC 1003	643434	3S	35W	7	NE	NW
BC 1004	643435	3S	35W	7	NE	NE
BC 1005	643436	3S	35W	4	SE	NW
BC 1006	643437	3S	35W	4	SE	NE
BC 1007	643438	3S	35W	3	SW	NW
BC 1008	643439	3S	35W	3	SW	NE
BC 1009	643440	3S	35W	3	SE	NW
BC 1010	643441	3S	35W	3	SE	NE